UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2014

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company.  Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries.  Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2014, the Board of Directors of Arizona Public Service Company (“APS”), promoted Mark A. Schiavoni to the position of Executive Vice President and Chief Operating Officer of APS. Prior to his promotion, Mr. Schiavoni held the position of Executive Vice President, Operations of APS.  Mr. Schiavoni is a participant in the APS 2014 Annual Incentive Award Plan (the “APS Plan”).  The award opportunity for Mr. Schiavoni is based on the achievement of specified 2014 APS earnings levels and specified business unit performance goals. In connection with his promotion, Mr. Schiavoni’s target award opportunity of 60% of his base salary was increased to 70%.  Mr. Schiavoni may earn less than the target amount or more, up to a maximum award opportunity of 140% of his base salary, depending on the achievement of the earnings and business unit performance goals and before adjustment for individual performance.  Biographical and related information regarding Mr. Schiavoni is set forth in the Pinnacle West Capital Corporation (“Pinnacle West”) and APS 2013 Form 10-K and the Pinnacle West 2014 Proxy Statement relating to its 2014 Annual Meeting of Shareholders, and information regarding the APS Plan is set forth in the Form 8-K filed by Pinnacle West and APS on December 23, 2013, and such information is incorporated by reference herein.

Item 7.01                                           Regulation FD Disclosure.

Investor and Analyst Meetings

Pinnacle West will be participating in various meetings with securities analysts and investors on June 24 through June 27, 2014 and will be utilizing handouts during those meetings.  Copies of the handouts are attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West handouts for use at meetings on June 24 through June 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: June 24, 2014	By:	/s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: June 24, 2014	By:	/s/ James R. Hatfield
James R. Hatfield
Executive Vice President and
Chief Financial Officer